                                                                     EXHIBIT 4.1

                                 ACCREDITED(R)
                                  HOME LENDERS

NUMBER                                                                    SHARES
AHL
                      ACCREDITED HOME LENDERS HOLDING CO.

INCORPORATED UNDER THE LAWS                           CUSIP 00437P 10 7
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

       THIS CERTIFIES THAT

                                  ACCREDITED(R)
                                  HOME LENDERS


       is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
  _______________                                              _______________
_________________      ACCREDITED HOME LENDERS HOLDING CO.     _________________
   ______________                                              ______________
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:


       /s/ Ray W. McKewon       [SEAL]           /S/ James A. Konrath
           SECRETARY                                 CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
        TRANSFER AGENT AND REGISTRAR

BY:

                AUTHORIZED SIGNATURE


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                       ACCREDITED HOME LENDERS HOLDING CO.

     A statement to the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT- ___________________Custodian _________________________

TEN ENT - as tenants by the entireties                              (Cust)                           (Minor)

JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                           Act __________________________________________________
                                                                                   (State)

                                           UNIF TRF MIN ACT-  ___________________ Custodian (until age ____________)
                                                                    (Cust)

                                                              ______________________________ under Uniform Transfers
                                                                    (Minor)

                                                              to Minors Act ________________________________________
                                                                                             (State)

       Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the common stock represented by the within Certificate, and do hereby

_________________________________________________________________________ Shares
irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with

_______________________________________________________________________ Attorney
full power of substitution in the premises.

Dated ________________________

                              X ________________________________________________

                              X ________________________________________________
                                THE SIGNATURES TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                        NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed


By_____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.